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                                                                      EXHIBIT 99

                    BARRISTER GLOBAL SERVICES NETWORKS, INC.

                                 CERTIFICATION
                     PURSUANT TO 18 U. S. C. SECTION 1350,
                       AS ADOPTED PURSUANT TO SECTION 906
                       OF THE SARBANES-OXLEY ACT OF 2002

              Pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of Barrister Global Services Network, Inc. (the "Company"), does hereby certify, to such officer's knowledge, that:

              The Quarterly Report on Form 10-Q for the quarter ending June 30, 2002 (the "Form 10-Q") of the Company fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.


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
Date:                 August 14, 2002                By:      /s/   William O. Bray
              -----------------------                      ----------------------------------------
                                                                     William O. Bray
                                                                      President and
                                                                  Chief Executive Officer



Date:                 August 14, 2002                By:      /s/   Richard P. Beyer
              -----------------------                    ------------------------------------------
                                                                    Richard P. Beyer
                                                              Senior Vice President, Finance
                                                                (Principal Financial Officer)
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